                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12
                                Metrocall, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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

                               [METROCALL LOGO]

                                                               December 20, 1999

Dear Stockholder:

     On behalf of the Board of Directors and the employees of Metrocall, Inc., I cordially invite you to attend a Special Meeting of the Stockholders of Metrocall, Inc. We will hold the Special Meeting on Friday, January 14, 2000 at 10:00 a.m. eastern time at The Duquesne Club, located at 325 6th Avenue, Pittsburgh, Pennsylvania.

     At the Special Meeting, we will ask you to approve an amendment to the Restated Certificate of Incorporation to: (1) increase the number of authorized shares of Metrocall common stock from 100 million shares to 200 million shares and (2) increase the number of authorized shares of Metrocall preferred stock from 1 million shares to 2 million shares. Applicable law requires your approval for the increase in the number of authorized shares of common stock and preferred stock.

     YOUR BOARD HAS UNANIMOUSLY APPROVED AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK.

     We have enclosed with this letter a Notice of the Special Meeting, a Proxy Statement, a proxy card, and a return envelope. We urge you to read all of the enclosed materials carefully.

     Whether or not you plan to attend the Special Meeting, please sign, date, and promptly return the enclosed proxy card in the enclosed prepaid return envelope. Your shares will be voted at the Special Meeting in accordance with your proxy instructions. Of course, if you attend the Special Meeting, you may vote in person. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card.

                                            Sincerely,

                                            /s/ RICHARD M. JOHNSTON

                                            Chairman of the Board of Directors

                            YOUR VOTE IS IMPORTANT.

   Please Sign, Date, and Return Your Proxy Card Before the Special Meeting.

       If you have any questions about voting your shares, please contact Paul Liberty, Vice President, Investor Relations, at (703) 660-6677 x. 6260.

                                METROCALL, INC.
                             6677 RICHMOND HIGHWAY
                           ALEXANDRIA, VIRGINIA 22306
                                 (703) 660-6677

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


DATE:     JANUARY 14, 2000

TIME:     10:00 A.M. EASTERN TIME

LOCATION: THE DUQUESNE CLUB
          325 6TH AVENUE
          PITTSBURGH, PENNSYLVANIA 15222

Dear Stockholders:

     At the Special Meeting of the Stockholders of Metrocall, Inc. ("Metrocall"), you and the other stockholders will be able to vote on the following proposals:

        1. Amendment of Metrocall's Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01, from 100 million shares to 200 million shares.

        2. Amendment of Metrocall's Restated Certificate of Incorporation to increase the number of authorized shares of preferred stock, par value $0.01, from 1 million shares to 2 million shares.

     Only stockholders of record at the close of business on Friday, December 17, 1999 will be able to vote their shares at the Special Meeting.

                                            By Order of the Board of Directors

                                                       LOGO

                                            Richard M. Johnston
                                            Chairman of the Board of Directors

Alexandria, Virginia,
December 20, 1999

                 YOUR VOTE AT THE SPECIAL MEETING IS IMPORTANT.

     PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING.

     IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON.

     IF YOU HAVE QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE CONTACT PAUL LIBERTY, VICE PRESIDENT, INVESTOR RELATIONS, AT (703) 660-6677 X. 6260.

                               [METROCALL LOGO]

                                                               December 20, 1999

                                PROXY STATEMENT

                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS

                     TO BE HELD ON FRIDAY, JANUARY 14, 2000

     This Proxy Statement provides information that you should read before you vote on the two proposals that will be presented to you at the Special Meeting of Stockholders of Metrocall, Inc. ("Metrocall"). The Special Meeting will be held on Friday, January 14, 2000, at The Duquesne Club, located at 325 6th Avenue, Pittsburgh, Pennsylvania at 10:00 a.m., eastern time.

     This Proxy Statement provides specific information about the Special Meeting, the proposals on which you will be asked to vote at the Special Meeting, and other relevant information.

     On December 20, 1999, we began mailing information to people who, according to our stockholder records, owned shares of Metrocall's common stock at the close of business on December 17, 1999.

                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains forward-looking statements that involve risks and uncertainties. When used in this Proxy Statement, the words "anticipate," "believe," "estimate," "intend," "may," "will" and "expect" and similar expressions as they relate to Metrocall, or Metrocall's management are intended to identify such forward-looking statements. Metrocall undertakes no obligation to revise these forward-looking statements to reflect any future events or circumstances. Metrocall's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include those discussed under the headings "Additional Factors Affecting Future Operating Results and Financial Condition" included within "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Metrocall's Annual Report on Form 10-K, as amended, which is incorporated by reference into this Proxy Statement.

                               TABLE OF CONTENTS

                                     PAGE
                                     NO.
                                     ----
INFORMATION ABOUT THE SPECIAL
MEETING AND VOTING...............      1
PROPOSAL ONE -- Amendment of
  Metrocall's Charter to Increase
  the Number of Authorized Shares
  of Common Stock................      3
PROPOSAL TWO -- Amendment of
  Metrocall's Charter to Increase
  the Number of Authorized Shares
  of Preferred Stock.............      5

                                     PAGE
                                     NO.
                                     ----
STOCK OWNERSHIP..................      7
INDEX TO EXHIBITS................      9

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

     The Board of Directors is soliciting your proxy to encourage your participation in the voting at the Special Meeting and to obtain your support on the proposals. You are invited to attend the Special Meeting and vote your shares directly. If you do not attend the Special Meeting, you may vote by proxy, which allows you to direct another person to vote your shares at the Special Meeting on your behalf.

THE SPECIAL MEETING

     Metrocall will hold the Special Meeting at 10:00 a.m. eastern time on Friday, January 14, 2000, at The Duquesne Club, located at 325 6th Avenue in Pittsburgh, Pennsylvania 15222.

THIS PROXY SOLICITATION

     This solicitation contains two parts: the proxy card and this Proxy Statement. The proxy card is the means by which you authorize another person to vote your shares in accordance with your instructions. This Proxy Statement provides you with information on the proposals and other matters that you may find useful in determining how to vote. On December 20, 1999, we began mailing this Proxy Statement to all people who, according to our stockholder records, owned shares of Metrocall's common stock at the close of business on December 17, 1999.

     Metrocall will pay for soliciting these proxies. Metrocall's directors, officers, and employees may solicit proxies in person or by telephone, mail, facsimile, or otherwise but they will not receive additional compensation for their services. Metrocall also has retained Corporate Investor Communications, Inc. to assist in distributing proxy solicitation materials and soliciting proxies. Metrocall estimates the cost of retaining Corporate Investor Communications, Inc. to be $6,000, plus reasonable out-of-pocket expenses. Metrocall will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock held by record by them.

HOW TO VOTE YOUR SHARES

     You have one vote for each share of common stock that you owned of record at the close of business on December 17, 1999. The number of shares you owned on that date (and may vote) is listed on the enclosed proxy card. You may vote your shares at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. Metrocall will have ballots for voting in person available at the Special Meeting. To vote by proxy, you must complete and return the enclosed proxy card. By completing and returning the proxy card, you will be directing the persons designated on the proxy card (those persons are known as "proxies") to vote your shares at the Special Meeting in accordance with the instructions you give on the proxy card. Richard M. Johnston and William L. Collins III, members of the Metrocall Board of Directors, will serve as proxies for the Special Meeting.

     If you decide to vote by proxy, your proxy card will be valid only if you sign, date, and return it before the Special Meeting. IF YOU COMPLETE ALL OF THE PROXY CARD EXCEPT THE VOTING INSTRUCTIONS, THE DESIGNATED PROXIES WILL VOTE YOUR SHARES FOR EACH OF THE TWO PROPOSALS.

HOW TO REVOKE YOUR PROXY

     You may revoke your proxy at any time before it is voted by any of the following means:

     - Notifying Metrocall's Assistant Secretary in writing that you wish to revoke your proxy.

     - Submitting a proxy dated later than your original proxy.

     - Attending the Special Meeting and voting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must obtain a ballot and vote your shares to revoke the proxy.

     Under Metrocall's Bylaws, no business may be transacted at the meeting other than the proposals discussed in this Proxy Statement.

VOTE REQUIRED FOR APPROVAL

     Each of the two proposals will be approved if holders of a majority of the shares of Metrocall's common stock vote in favor of the amendment. If you abstain from voting, it has the same effect as if you voted against this proposal. Broker non-votes have the same effect as a vote against this proposal. (A broker non-vote can occur if you hold your shares with a broker and are asked to instruct your broker how to vote your shares. If you do not instruct your broker how to vote, your broker will not be able to vote for or against the proposal. If your broker returns a proxy card for your shares without any voting instructions, your shares will be counted as "broker non-vote" shares.)

     Proxies that are executed but unmarked will be voted FOR all proposals set forth in this Proxy Statement.

     On the record date for the Special Meeting (December 17, 1999), 41,901,908 shares of Metrocall's common stock were issued and outstanding. Metrocall's Bylaws require that a "quorum" be present at the Special Meeting. A quorum will be present if a majority of the issued and outstanding shares of Metrocall's common stock, or 20,950,955 shares, is represented at the Special Meeting, in person or by proxy. If a quorum is not present, a vote cannot occur. Abstentions and broker non-votes will be counted as shares that are represented at the Special Meeting in determining whether a quorum is present.

OTHER MATTERS

     Under Section 262 of the Delaware General Corporation Law, you are not entitled to appraisal rights whether or not you vote against the proposals.

     Any proposal intended to be presented by any stockholder for action at the 2000 Annual Meeting of Stockholders of Metrocall must have been received by the Secretary of Metrocall at 6677 Richmond Highway, Alexandria, Virginia 22306 on or before November 30, 1999, to be included in Metrocall's proxy statement and proxy relating to the 2000 Annual Meeting.

     Those proposals, if any, must have complied with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as with Metrocall's Amended and Restated Certificate of Incorporation and Bylaws. Under Rule 14a-4 of the Exchange Act, Metrocall will be able to use proxies given to it for the 2000 Annual Meeting of Stockholders to vote for or against any stockholder proposal that is submitted other than pursuant to Rule 14a-8 at Metrocall's discretion, unless the proposal was submitted to Metrocall on or before November 30, 1999.

     A list of stockholders entitled to vote at the Special Meeting will be available at Metrocall's offices, 6677 Richmond Highway, Alexandria, Virginia 22306 for a period of 10 days before the Special Meeting and at the meeting itself for examination by any stockholder.

                           -------------------------

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF ALL PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                           -------------------------

                PROPOSAL ONE -- AMENDMENT OF METROCALL'S CHARTER
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

INTRODUCTION

     Metrocall's Restated Certificate of Incorporation (the "Charter") provides that Metrocall is authorized to issue two classes of stock consisting of 100 million shares of common stock, $0.01 par value per share, and 1 million shares of preferred stock, $0.01 par value per share. On December 9, 1999, the Board of Directors determined by resolution that it is in the best interests of Metrocall and its stockholders to increase the number of authorized shares of common stock from 100 million to 200 million and authorized an amendment to Article 4.1 of the Charter to effect the proposed increase. You are being asked to approve at the Special Meeting the amendment to Article 4.1 of the Charter, set forth in Exhibit A to this Proxy Statement.

     On December 17, 1999, there were 41,901,908 shares of Metrocall common stock issued and outstanding, 26,500,000 shares of common stock reserved for issuance upon conversion of Metrocall's Series A Preferred and Series C Preferred, 2,915,254 shares of common stock reserved for issuance upon exercise of warrants and 9,217,420 shares of common stock reserved for issuance upon exercise of employee stock options and under the employee stock purchase plan.

PURPOSE AND EFFECT OF THE AMENDMENT

     In the opinion of Metrocall's Board of Directors, the additional authorized shares of common stock will benefit Metrocall by providing flexibility to the Board of Directors, without requiring further action or authorization by the stockholders (except as may be required by applicable law or stock exchange requirements) to issue additional shares of common stock from time to time to respond to business needs and opportunities as they arise, or for other proper corporate purposes. These needs, opportunities, and purposes might include, for example, obtaining capital funds through public and private offerings of shares of common stock or of securities convertible into shares of common stock and using shares of common stock in connection with structuring possible acquisitions of businesses and assets. Additionally, the Board of Directors, in its discretion, could in the future declare stock splits or stock dividends or, subject to stockholder approval, increase, establish, or extend stock option and other stock award plans. Metrocall may evaluate potential acquisitions from time to time. However, Metrocall has no present arrangements or agreements with respect to possible acquisitions or financings. No stock splits, dividends or other actions requiring the availability of the additional authorized shares of common stock are currently planned.

     Increasing the number of authorized shares of common stock will not have any immediate effect on the rights of current stockholders. However, the Board of Directors will have the authority to issue authorized shares of common stock without requiring future stockholder approval of those issuances (except as may be required by applicable law or stock exchange requirements). If the Board of Directors determines that an issuance of shares of Metrocall common stock is in the best interests of Metrocall and its stockholders, the issuance of additional shares could have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder. The holders of Metrocall common stock have no preemptive right to purchase any of the additional shares of common stock when issued. Under the terms of the Series A Preferred and based on the current market price of the Metrocall common stock, Metrocall would be required to reserve additional shares of common stock, for issuance upon conversion.

POTENTIAL ANTI-TAKEOVER EFFECT

     The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control of Metrocall without further action by the stockholders. Subject to applicable law and stock exchange requirements, Metrocall could issue shares of authorized and unissued common stock in one or more transactions that would make a change of the control of Metrocall more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of Metrocall. Metrocall is not aware of any pending or proposed transaction involving a change of control of Metrocall.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the amendment to the Charter will require the affirmative vote of the holders of a majority of the outstanding shares of Metrocall's common stock. Abstentions and broker non-votes will be equivalent to a vote against the amendment.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL ONE.

                PROPOSAL TWO -- AMENDMENT OF METROCALL'S CHARTER
         TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

INTRODUCTION

     Metrocall's Charter provides that Metrocall is authorized to issue two classes of stock consisting of 100 million shares of common stock, $0.01 par value per share, and 1 million shares of preferred stock, $0.01 par value per share. On December 9, 1999, the Board of Directors determined by resolution that it is in the best interests of Metrocall and its stockholders to increase the number of authorized shares of preferred stock from 1 million to 2 million and authorized an amendment to Article 4.1 of the Charter to effect the proposed increase. You are being asked to approve at the Special Meeting the amendment to
Article 4.1 of the Charter, set forth in Exhibit A to this Proxy Statement.

     On December 17, 1999, there were 249,895 shares of Metrocall preferred stock issued and outstanding, of which 239,517 shares were issued and outstanding of Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Preferred"), and of which 10,378 shares were issued and outstanding of Series C Convertible Preferred Stock, par value $0.01 per share ("Series C Preferred"). Of the 1 million authorized shares of preferred stock, 810,000 shares were designated Series A Preferred and 25,000 shares were designated Series C Preferred.

PURPOSE AND EFFECT OF THE AMENDMENT

     In the opinion of the Metrocall Board of Directors, the additional authorized shares of preferred stock also will benefit Metrocall by providing flexibility to the Board of Directors, without requiring further action or authorization of the stockholders (except as may be required by applicable law or stock exchange requirements) to issue additional shares of preferred stock from time to time to respond to business needs, opportunities, and other proper corporate purposes, such as obtaining capital funds through private offerings of shares of preferred stock, and using shares of preferred stock in connection with possible acquisitions. Metrocall has no present arrangements or agreements with respect to those types of actions.

     Increasing the number of authorized shares of preferred stock will not have any immediate effect on the rights of current stockholders. However, the Board of Directors will have the authority to issue a series of authorized shares of preferred stock without requiring future stockholder approval of those issuances (except as may be required by applicable law or stock exchange requirements). An issuance of a series of preferred stock would have designations, preferences, conversion rights, cumulative, relative, participating or optional rights, or restrictions as the Board of Directors may determine, subject to any limitations of the Series A Preferred and Series C Preferred.

     It is not possible to determine the actual effect of any future issuance of a series of preferred stock on the rights of the common stockholders of Metrocall until the Board of Directors determines those rights. However, possible effects may include (1) restrictions on the payment of dividends to holders of the common stock; (2) dilution of voting power to the extent that the holders of shares of preferred stock are given voting rights; (3) dilution of the equity interests and voting power if shares of preferred stock are convertible into shares of common stock; and (4) restrictions upon any distribution of assets to the holders of the common stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of the preferred stock.

POTENTIAL ANTI-TAKEOVER EFFECT

     The increase in the number of authorized shares of preferred stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control of Metrocall without further action by the stockholders. Subject to applicable law and stock exchange requirements, Metrocall could issue shares of authorized and unissued preferred stock in one or more transactions that would make a change of the control of Metrocall more difficult and therefore less likely. The issuance of shares of preferred stock could be used to create voting or other impediments or to discourage persons seeking to gain control of Metrocall, for example, by the sale of shares of preferred stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of common stock, on any merger, sale, or exchange of assets by Metrocall or any other extraordinary corporate transaction. The existence of additional authorized shares of preferred stock could have the effect of discouraging unsolicited takeover attempts. Any issuance of additional shares of preferred stock or conversion of shares of preferred stock into common stock could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of Metrocall. Metrocall is not aware of any pending or proposed transaction involving a change of control of Metrocall.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the amendment to the Charter will require the affirmative vote of the holders of a majority of the outstanding shares of Metrocall's common stock. Abstentions and broker non-votes will be equivalent to a vote against the amendment.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL TWO.

                                STOCK OWNERSHIP

     There were 41,901,908 shares of Metrocall's common stock issued and outstanding on December 17, 1999. The following table sets forth certain information as of December 17, 1999, regarding beneficial ownership of Metrocall common stock by (1) each person who is known to Metrocall to own more than 5% of its common stock, (2) each director and executive officer of Metrocall and (iii) all directors and executive officers as a group.

     Under the rules of the Securities and Exchange Commission, a beneficial owner of Metrocall's common stock is a person who directly or indirectly has or shares voting power or investment power with respect to the shares of common stock. Voting power is the power to direct the vote of the shares. Investment power is the power to dispose of or direct the disposition of the shares. Beneficial ownership of the shares also includes those shares as to which voting power or investment power may be acquired within 60 days.

     The information on beneficial ownership in the table and the footnotes is based upon Metrocall's records and the most recent Schedule 13D or 13G filed by each such person or entity.

                                                           NUMBER OF SHARES     PERCENT OF
                                                             BENEFICIALLY      COMMON STOCK
                          NAME                                 OWNED(A)        OUTSTANDING
                          ----                             ----------------    ------------
Richard M. Johnston, Chairman of the Board and Director         104,305(a)            *
William L. Collins III, President, Chief Executive
  Officer, Vice Chairman of the Board and Director              574,933(b)          1.4%
Vincent D. Kelly, Chief Financial Officer, Treasurer,
  and Executive Vice President                                  331,588(c)            *
Steven D. Jacoby, Chief Operating Officer,
  and Executive Vice President                                  232,079(d)            *
Ronald V. Aprahamian, Director                                  110,000(e)            *
Harry L. Brock, Jr., Director                                 3,692,710(f)          8.8%
Michael Greene, Director                                      2,096,019(g)          4.9%
Max D. Hopper, Director                                          49,000(h)            *
Edward E. Jungerman, Director                                    52,150(i)            *
Jackie R. Kimzey, Director                                      260,315(j)            *
Francis A. Martin III, Director                                  92,000(k)            *
Royce R. Yudkoff, Director                                       49,061(l)            *
All directors and executive officers as a group (12
  persons)                                                    7,644,160(m)         17.2%
Page America Group, Inc.                                      3,056,857             7.3%
  125 State Street, Suite 100
  Hackensack, New Jersey 07601
Paul Tudor Jones II                                           2,373,820(n)          5.7%
  One Liberty Plaza, 51st Floor
  New York, New York 10006
Ray D. Russenberger                                           2,209,043             5.3%
  119 W. Intendencia Street
  Pensacola, Florida 32501

-------------------------

   *   Less than 1%.
  (a) Includes 104,000 shares of Metrocall's common stock issuable upon the exercise of options granted under Metrocall's stock option plans.
  (b)  Includes 19,396 shares owned of record by USA
       Telecommunications, Inc. ("USATel"); 305 shares owned by
       William L. Collins, Jr.; and 211,846 shares issuable upon the exercise of options granted under Metrocall's stock option plans.
  (c) Includes 256,588 shares issuable upon the exercise of options granted under Metrocall's stock option plans.
  (d) Includes 988 shares owned of record by USATel and 159,477 shares issuable upon the exercise of options granted under Metrocall's stock option plans.
  (e) Includes 40,000 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock option plans.
  (f) Includes 147,510 shares issuable upon exercise of options granted under Metrocall's stock option plans.
  (g)  Includes 970,365 shares held by UBS Capital LLC, of which
       Mr. Greene is a Managing Director. Also includes 1,088,654 shares of Metrocall's common stock that may be acquired upon exercise of warrants held by UBS Capital LLC and 37,000 shares of Metrocall's common stock issuable upon the exercise of options granted under Metrocall's stock option plans.
  (h) Includes 40,000 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock option plans.
  (i) Includes 51,250 shares of Metrocall's common stock issuable upon the exercise of options granted under Metrocall's stock option plans.
  (j) Includes 251,500 shares of Metrocall's common stock issuable upon the exercise of options granted under Metrocall's stock option plans and 7,920 shares owned of record by certain members of Mr. Kimzey's family.
  (k) Includes 42,000 shares of Metrocall's common stock issuable upon the exercise of options granted under Metrocall's stock option plans.
  (l) Includes 37,000 shares of Metrocall's common stock issuable upon the exercise of options granted under Metrocall's stock option plans.
  (m) Includes an aggregate of 1,378,171 shares of Metrocall's common stock issuable upon the exercise of options granted under Metrocall's stock option plans; 1,088,654 shares issuable upon the exercise of warrants held by UBS Capital
       LLC; and 998,974 shares through beneficial ownership.
  (n) Reflects ownership as of December 15, 1999, based on Metrocall's records.

                               INDEX TO EXHIBITS

Exhibit A     Proposed Amendment to the Restated Certificate of Incorporation

                  EXHIBIT A: PROPOSED AMENDMENT TO THE AMENDED
                   AND RESTATED CERTIFICATE OF INCORPORATION

     RESOLVED, that the Board of Directors deems it advisable and in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock, par value $0.01 per share, of the Company from 100 million shares to 200 million shares and to increase the number of authorized shares of Preferred Stock, par value $0.01 per share, of the Company from 1 million shares to 2 million shares, and therefore approves and recommends that the stockholders of the Company adopt an amendment to Article 4.1 of the Restated Certificate of Incorporation of the Company, as follows (changes are underlined and in bold type and the proposed deletions are stricken through):

     4.1  AUTHORIZED SHARES


     The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 202,000,000 101,000,000 shares of which 2,000,000 1,000,000 shares shall be Preferred Stock, having a par value of $0.01 per share (the "Preferred Stock") and 200,000,000 100,000,000 shall be classified as shares of Common Stock, par value $0.01 per share ("Common Stock"). The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Preferred Stock or Common Stock and the issuance thereof in one or more classes or series without the approval of the stockholders of the Corporation.

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                                 METROCALL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Richard M. Johnson and William L. Collins III, and each of them singly, with full power of substitution to act as the lawful agent and proxy for the undersigned and to vote all shares of common stock of Metrocall, Inc. that the undersigned is entitled to vote and holds of record on December 17, 1999 at the Special Meeting of Stockholders of The Duquesne Club, located at 325 6th Avenue, Pittsburgh, Pennsylvania 15222, on January 14, 2000 at 10:00 a.m., local time, and at any adjournments thereof, on all matters properly coming before the Special Meeting.

                         (TO BE SIGNED ON REVERSE SIDE)

      You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the recommendations of the Board of Directors. The persons appointed as proxies cannot vote your shares unless you sign and return this card.

      You may revoke this proxy at any time before it is voted by delivering to the Assistant Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person.

      This proxy when properly executed will be voted in the manner you have directed. If you do not specify any directions, this proxy will be voted FOR proposals 1 and 2 and in accordance with the discretion of the persons appointed as proxies on such other matters that may properly come before the meeting to the extent permitted by law.


--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS
--------------------------------------------------------------------------------


                                 [REVERSE SIDE]



[X]         PLEASE MARK YOUR
            VOTES AS IN THIS
            EXAMPLE

I plan to attend the Special Meeting. [ ]

                                       FOR        AGAINST   ABSTAIN

1.    Amendment of the                  [ ]         [ ]       [ ]
      Restated Certificate of
      Incorporation of
      Metrocall, Inc. to
      increase the number of
      authorized shares of

Common Stock.


2.    Amendment of the                  [ ]         [ ]       [ ]
      Restated Certificate of
      Incorporation of
      Metrocall, Inc. to
      increase the number of
      authorized shares of
      Preferred Stock.

      The undersigned acknowledges receipt from Metrocall, Inc. prior to the execution of this proxy of a Notice of the Special Meeting of Stockholders and of a Proxy Statement dated December 20, 1999 relating to the meeting.

      Please sign exactly as name appears on this card. If shares are held jointly, each holder may sign but only one signature is required. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                            Dated:
                                  ----------------------------------



                            ----------------------------------------
                            Signature of Stockholder


                            ----------------------------------------
                            Signature of Stockholder